                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: March 17, 2004



                               KEY COMPONENTS, LLC
             (Exact name of Registrant as Specified in its Charter)


              Delaware                            333-58675                           04-3425424
              --------                            ---------                           ----------
  (State or Other Jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           Incorporation)

                              200 White Plains Road
                               Tarrytown, NY 10591
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)
       Registrant's telephone number, including area code: (914) 332-8088

                          KEY COMPONENTS FINANCE CORP.
             (Exact name of Registrant as Specified in its Charter)


              Delaware                           333-58675-01                         14-1805946
              --------                           ------------                         ----------
  (State or Other Jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           Incorporation)


                              200 White Plains Road
                               Tarrytown, NY 10591
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)
       Registrant's telephone number, including area code: (914) 332-8088
       ------------------------------------------------------------------

Item 12. Results of Operations and Financial Condition.

On March 17, 2004, Key Components, LLC and Key Components Finance Corp. issued a press release announcing the financial results of Key Components LLC for the year ended December 31, 2003. A copy of the press release is being furnished as
Exhibit 99.1 to this report and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2004


                                         KEY COMPONENTS, LLC



                                         By: /s/ Robert B. Kay
                                             -----------------------------
                                         Name:  Robert B. Kay
                                         Title: President


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2004


                                         KEY COMPONENTS FINANCE CORP.



                                              By: /s/ Robert B. Kay
                                                  ------------------------
                                              Name:  Robert B. Kay
                                              Title: President